SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 1999

                     SECURITY FIRST TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                000-24931               58-2395199
     (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)           File Number)          Identification No.)


           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 812-6200


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On August 3, 1999, Security First Technologies Corporation ("S1") issued a press release describing its results of operations for the second quarter of 1999. That press release is filed as Exhibit 99.1 to this report. Also on August 3, 1999, S1 held an analyst conference call during which S1 discussed its second quarter results and presented certain other information about S1 and its operations. The material presented is filed as Exhibit 99.2 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit
         No.             Description

         99.1            Press release dated August 3, 1999.

         99.2 Materials presented during analyst conference call held August 3, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY FIRST TECHNOLOGIES CORPORATION
                                    ---------------------------------------
                                    (Registrant)


                                    /s/ Lisa Wilkie
                                    ------------------
                                    Lisa Wilkie
                                    Controller

Date: August 4, 1999


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                                  EXHIBIT INDEX


         Exhibit
         No.             Description

         99.1            Press release dated August 3, 1999.

         99.2 Materials presented during analyst conference call held August 3, 1999.